THIRD AMENDMENT TO
          FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

       This Third Amendment to Fifth Amended and Restated Loan and Security Agreement (the "Third Amendment") is made as of this 20th day of December, 2007 by and among:

    CASUAL MALE RETAIL GROUP, INC., and CMRG APPAREL, LLC (successor by conversion to DESIGNS APPAREL, INC.) (referred to individually as a "Borrower" and collectively as the "Borrowers"); and

    CASUAL MALE RETAIL GROUP, INC., as Borrowers' Representative for the Borrowers; and

    BANK OF AMERICA, N.A., NATIONAL CITY BUSINESS CREDIT, INC., WELLS FARGO FOOTHILL, LLC, and JPMORGAN CHASE BANK, N.A. (together with each of their successors and assigns, referred to individually as a "Revolving Credit Lender" and collectively as the "Revolving Credit Lenders"); and

    BANK OF AMERICA, N.A., NATIONAL CITY BUSINESS CREDIT, INC., and JPMORGAN CHASE BANK, N.A. (together with each of their successors and assigns, referred to individually as a "Last Out Revolving Lender" and collectively as the "Last Out Revolving Lenders" and together with the Revolving Credit Lenders, hereinafter the "Lenders"); and

    BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders; and

    WELLS FARGO FOOTHILL, LLC, as Syndication Agent; and

    NATIONAL CITY BUSINESS CREDIT, INC., as Documentation Agent,

    JP MORGAN CHASE BANK, N.A., as Senior Managing Agent (together with the Administrative Agent, Collateral Agent, Syndication Agent, and Documentation Agent the "Agents").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                 W I T N E S S E T H
A.	Reference is made to the Fifth Amended and Restated Loan and
      Security Agreement dated as of December 28, 2006 by and among the Borrowers, the Borrowers' Representative, the Lenders and
      the Agents, as amended by that certain Amendment dated July 11, 2007, as further amended by that certain Second Amendment to Fifth Amended and Restated Loan and Security Agreement dated
      July 20, 2007 (as amended and in effect the "Loan Agreement").
B.	The Borrowers' Representative has advised the Agents and the
      Lenders that it intends to form certain new wholly owned Subsidiaries, which Subsidiaries will directly or indirectly own 100% of the membership interest in CMRG Apparel, LLC (the "Corporate Restructuring").
C.	The Borrowers have requested that the Agents and the Lenders agree to amend the Loan Agreement to (i) extend the Maturity Date; (ii) amend the definition Last Out Advance Percentage; and
      (iii) amend the definition of Change of Control to permit the Corporate Restructuring.
D.	The Agents and the Lenders, subject to the terms and conditions of this Third Amendment have agreed to amend the Loan Agreement.

   Accordingly, the Agents, the Lenders, the Loan Parties, and the Borrowers' Representative agree as follows:

1.	Definitions.  Capitalized terms used herein and not
      otherwise defined herein shall have the meanings assigned
      to such terms in the Loan Agreement.
2.	Amendment to Loan Agreement.
	a.	Article 1 of the Loan Agreement is hereby amended by
            adding the following definitions in appropriate alphabetical order:

            "Banking Services" means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) commercial credit cards, (b) stored value cards and
            (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

            "Banking Services Obligations" of the Loan Parties means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

            "Third Amendment Effective Date":  December 20, 2007

	b.	Article 1 of the Loan Agreement is amended as
            follows:

           (i)	Clause (d) of the definition of "Change in
                  Control" is deleted in its entirety and
                  replaced with the following:

               (d) the failure by Casual Male (i) to own,
                directly or indirectly, 100% of the issue and outstanding membership interest of CMRG
                Apparel, LLC and RBT, or (ii) to own, directly or indirectly, 100% of the issue and outstanding capital stock or membership interest of all other Loan Parties.

            ii)	The definition of "Last Out Advance
                Percentage" is deleted in its entirety and replaced with the following:

                "Last Out Advance Percentage":	At the
                relevant time of reference thereto, (a) from the Closing Date through but excluding the second anniversary of the Closing Date, 10%, and (b) on and after the second anniversary of the Closing Date, 5%.

          (iii)	The definition of "Liabilities" is amended by
                  renumbering existing clauses (iv) through
                  (vii) as (v) through (viii) and by adding a new clause (iv) which provides as follows:

                    (iv)    All Banking Services Obligations;

           (iv)	The definition of "Loan Documents" is deleted
                  in its entirety and replaced with the
                  following:

                  "Loan Documents": This Agreement, each
                  instrument and document executed as
                  contemplated by the Original Agreement and by
                  Article 4, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with any Lender or any Affiliate of any Lender including, without limitation, any transaction which arises out of any Banking Services, investment, letter of credit, interest rate protection, or equipment leasing services provided by any Lender or any Affiliate of any Lender, as each may be amended from time to time.

           (v)	The definition of "Maturity Date" is deleted
                  in its entirety and replaced with the
                  following:

                  "Maturity Date":	October 29, 2011

	c.	Article 13 of the Loan Agreement is amended as
            follows:

           (i)	Section 13.7(b)(viii) is deleted in its
                  entirety and replaced with the following:

                  (viii)	Eighth, to Lenders or any of their
                   Affiliates for all Banking Services
                   Obligations then outstanding, and then

3.	Ratification of Loan Documents.

      a.	Except as otherwise provided for herein, the terms
            and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect, and each Loan Party hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of, and the warranties and representations set forth, therein.

      b.	The Borrowers' Representative hereby ratifies and
            confirms in connection with the Corporate
            Restructuring, it shall cause each of its newly formed Subsidiaries to execute documentation, reasonably satisfactory in form and substance, to the Administrative Agent, guarantying payment and performance of the Liabilities and granting a first priority lien on all of their respective assets in favor of the Collateral Agent for the benefit of the Lenders and Casual Male shall amend the Pledge Agreement so as to pledge 100% of its membership interest and/or capital stock in each newly formed Subsidiary to the Collateral Agent for the benefit of the Lenders.

4.	Conditions Precedent to Effectiveness.  This Third
      Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

      a.	This Third Amendment shall have been duly executed
            and delivered by the respective parties hereto, and, shall be in full force and effect.
      b.	All action on the part of the Loan Parties necessary
            for the valid execution, delivery and performance by
            the Loan Parties of this Third Amendment shall have
            been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.
     c.	The Loan Parties shall have provided such additional
            instruments and documents, including the Amended Fee Letter, to the Administrative Agent as the Administrative Agent and the Administrative Agent's counsel may have reasonably requested.
     d.	The Loan Parties shall have paid to the
            Administrative Agent all fees set forth in the Amended Fee Letter dated as of the date hereof.

5.	Miscellaneous.

      a.	This Third Amendment may be executed in several
            counterparts and by each party on a separate
            counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
      b.	This Third Amendment expresses the entire
            understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
      c.	Any determination that any provision of this Third
            Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third
            Amendment.
     d.	The Loan Parties shall pay on demand all reasonable
          costs and expenses of the Administrative Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Third
          Amendment.
     e.	Each Loan Party warrants and represents that the
          Loan Party has consulted with independent legal counsel of each Loan Party's selection in connection with this Third Amendment and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Third Amendment.

      [The remainder of this page is intentionally left blank]


IN WITNESS WHEREOF, the parties have duly executed this Third
Amendment as of the day and year first above written.




                                      CASUAL MALE RETAIL GROUP, INC.,
                                      a Delaware corporation, as Borrower
                                      and Borrowers' Representative

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CMRG APPAREL, LLC, as Borrower

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary

                                     ("GUARANTORS")

                                      CASUAL MALE CANADA INC.

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CAPTURE, LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CASUAL MALE STORE, LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CASUAL MALE RETAIL STORE, LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CASUAL MALE DIRECT, LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CASUAL MALE RBT, LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CASUAL MALE RBT (U.K.) LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CANTON PL LIQUIDATING CORP.

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      THINK BIG PRODUCTS LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary

                                      CASUAL MALE JAREDM LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      CMXL, LLC

                                      By /s/ Dennis R. Hernreich
                                      ----------------------------
                                      Name: Dennis R. Hernreich
                                      Title:  	Executive Vice
                                      President, Chief
                                      Operating Officer, Chief
                                      Financial Officer,
                                      Treasurer and Secretary


                                      BANK OF AMERICA, N.A.
                                     (ADMINISTRATIVE AGENT, COLLATERAL
                                      AGENT, REVOLVING CREDIT LENDER AND
                                      LAST OUT REVOLVING LENDER)

                                      By /s/ Kathleen A. Dimock
                                      -----------------------------
                                      Name: Kathleen A. Dimock
                                      Title:   Managing Director

                                      NATIONAL CITY BUSINESS CREDIT,
                                      INC.
                                     (DOCUMENTATION AGENT, REVOLVING
                                      CREDIT LENDER AND LAST OUT
                                      REVOLVING LENDER)

                                      By /s/ Kathryn C. Ellero
                                      -------------------------
                                      Name:  Kathryn C. Ellero
                                      Title:  Vice President

                                      WELLS FARGO FOOTHILL, LLC
                                      (SYNDICATION AGENT AND REVOLVING
                                      CREDIT LENDER)

                                      By /s/ Krista Wade
                                      ------------------------------
                                      Name:   Krista Wade
                                      Title:  Assistant Vice
                                      President

                                      JPMORGAN CHASE BANK, N.A.
                                     (SENIOR MANAGING AGENT, REVOLVING
                                      CREDIT LENDER AND LAST OUT
                                      REVOLVING LENDER)

                                      By /s/ Kim Nguyen
                                      ------------------------------
                                      Name: Kim Nguyen
                                      Title: Vice President


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